SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

_________________

IRWIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

            99.1  Investor Presentation Materials.

ITEM 9. REGULATION FD DISCLOSURE

     On September 18, 2003, Irwin Financial Corporation will make a presentation at the RBC Capital Markets Financial Institutions Conference. A copy of this presentation, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: September 18, 2003	By: /s/ GREGORY F. EHLINGER __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation Materials.